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                                                                  EXHIBIT 10.10




               Schedule to Form of Indemnification Agreement for
                        Executive Officers and Directors


                                  Indemnitee
                                  ----------

                                  E. T. Bigelow, Jr.

                                  Alan S. J. Durant

                                  R. S. Evans

                                  R. S. Forte

                                  Dorsey R. Gardner

                                  Barry J. Kulpa

                                  Delbert H. Tanner

                                  James L. L. Tullis

                                  Peter L. Young